EXHIBIT 10.3

PEOPLES BANCORP INC. QUARTERLY REPORT ON FORM 10-Q
FOR QUARTERLY PERIOD ENDED MARCH 31, 2020

SUMMARY OF BASE SALARIES FOR NAMED EXECUTIVE OFFICERS
OF PEOPLES BANCORP INC.

The base salaries of executive officers of Peoples Bancorp Inc. (“Peoples”) are determined by evaluating the most recent comparative peer data and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on Peoples' overall performance and the executive's attainment of specific individual business objectives during the preceding year.

The following table details the base salaries to be paid by Peoples and its subsidiaries to the named executive officers in Peoples’ proxy statement for the 2020 Annual Meeting of Shareholders for the fiscal year ending December 31, 2020*:

Name	Position/Title	Base Salary
Charles W. Sulerzyski	President and Chief Executive Officer	$625,000

John C. Rogers	Executive Vice President, Chief Financial Officer and Treasurer	331,000

Doug Wyatt	Executive Vice President, Chief Commercial Banking Officer	271,500

*Carol A. Schneeberger retired from Peoples effective March 31, 2020. Robyn A. Stevens moved to part-time status as a non-executive officer effective April 1, 2020.